UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     June 24, 2010

AUTHENTEC, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33552	59-3521332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Rialto Place, Suite 100, Melbourne, Florida 32901
(Address of Principal Executive Offices)  (Zip Code)

(321) 308-1300
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2010, Robert E. Grady notified AuthenTec of his decision to resign from his position as a director of the Company.  Mr. Grady has served on the Company’s Board of Directors since 2004 and as Chairman since January 2010.  At the time of his resignation, Mr. Grady was a member of the Audit Committee and Chairman of the Board’s Compensation Committee. Mr. Grady cites his difference of opinion regarding “the strategic direction of the Company and over the urgency of the need to take action to enhance shareholder value.” A copy of Mr. Grady’s resignation letter is filed as Exhibit 17 to this Current Report.

As part of its strategic plan, AuthenTec has focused on new growth opportunities in identity management software and mobile handsets, as well as pursuing several acquisition opportunities.  Over the past year, the Company has completed the asset acquisition of competitor Atrua Technologies, as well as the acquisition of SafeNet’s Embedded Security Solutions division.  Both of these transactions have, and will continue to, generate value for AuthenTec stockholders.  More recently, Mr. Grady joined the AuthenTec Board in its unanimous rejection of UPEK’s unsolicited merger proposal after prior acquisition discussions proved unsuccessful.  In another recently proposed acquisition by AuthenTec, the majority of the Board agreed that the transaction would be overly dilutive and thus would represent an unacceptable transfer of value from AuthenTec shareholders. The Board and management of AuthenTec remain committed to enhancing shareholder value through means that include strategic transactions.

AuthenTec’s Board and management thank Mr. Grady for his support and counsel over the past six years.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of AuthenTec’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause AuthenTec’s actual results to differ materially from those described in the forward-looking statements can be found in AuthenTec’s Annual Report on Form 10-K for the year ended January 1, 2010 and Quarterly Report on Form 10-Q for the quarter ended April 2, 2010, filed with the Securities and Exchange Commission and available on the Securities and Exchange Commission's website (www.sec.gov).  AuthenTec does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01                      Financial Statements and Exhibits.

 (d)           Exhibits:

Exhibit No.	Description
17.1	Resignation Letter of Robert E. Grady, dated June 24, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTEC, INC.

Dated: June 28, 2010	By:	/s/ Frederick R. Jorgenson
Frederick R. Jorgenson Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
17.1	Resignation Letter of Robert E. Grady, dated June 24, 2010